UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):       March 13, 2006
                                                  ------------------------------


                              MINDEN BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


        United States                    000-49882              13-4203146
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State or other jurisdiction of    (Commission file number)    (IRS employer
        incorporation)                                       identification no.)


   415 Main Street, Minden, Louisiana                                   71055
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(Address of principal executive offices)                             (Zip code)


Registrant's telephone number, including area code:  (318) 377-0523
                                                     ---------------


                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01  Regulation FD Disclosure

         On March 13, 2006, Minden Building & Loan Association, a wholly owned subsidiary of Minden Bancorp, Inc. (The "Company") announced the ground breaking for construction of an additional bank located at 100 MBL Bank Drive, Minden, LA.

         For additional information, reference is made to the Company's press release dated March 13, 2006, which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto. The press release attached hereto is being furnished to the SEC and shall not be "filed" for any purpose.


ITEM 9.01   Financial Statements and Exhibits

            (a)   Not applicable.

            (b)   Not applicable.

            (c)   Exhibits

                  The following exhibit is filed herewith.

                  Exhibit Number                     Description
                  --------------                     -----------

                      99.1                   Press Release dated March 13, 2006




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         MINDEN BANCORP, INC.



Date: March 13, 2006                By:  /s/ Becky T. Harrell
                                         -------------------------------------
                                         Becky T. Harrell
                                         Treasurer and Chief Financial Officer